UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 26, 2016

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On May 26, 2016, Liberty Media Corporation (the “Company”) issued a press release, attached hereto as Exhibit 99.1, announcing an adjustment to the Braves Component of the Securities Basket for the Company’s 1.375% Cash Convertible Senior Notes due 2023 (the “Notes”) pursuant to the terms of the Indenture, dated October 17, 2013, between the Company and U.S. Bank National Association, as trustee, as amended by the Supplemental Indenture, dated April 15, 2016, governing the Notes. The Braves Component was adjusted from 0.1 of a share of the Company’s Series A Liberty Braves common stock to 0.1087 of a share of Series A Liberty Braves common stock. The Braves Component was adjusted in connection with the previously announced distribution to holders of Liberty Braves common stock of subscription rights to purchase shares of Series C Liberty Braves common stock (the “Series C Liberty Braves Rights”). The Series C Liberty Braves Rights were distributed as of 5:00 p.m., New York City time, on May 18, 2016 to holders of record of Series A Liberty Braves common stock, Series B Liberty Braves common stock and Series C Liberty Braves common stock as of 5:00 p.m., New York City time, on May 16, 2016.

On May 27, 2016, the Company announced that it intends to hold its Annual Meeting of Stockholders on Tuesday, August 23, 2016, at approximately 8:15 a.m., M.D.T., at the corporate offices of Starz, 8900 Liberty Circle, Englewood, Colorado 80112.  The record date for the meeting is 5:00 p.m., New York City time, on July 1, 2016. At the meeting, the Company may make observations regarding its financial performance and outlook.

Stockholders wishing to nominate a director or present a proposal to be considered at the annual meeting must submit a written notice to the Corporate Secretary of the Company on or before June 6, 2016 at its executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112.  In addition, any stockholder proposals submitted for inclusion in the Company’s proxy materials for the annual meeting must be received by the Corporate Secretary on or before June 6, 2016 and will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, the Company’s charter and bylaws and Delaware law.

This Current Report and the press releases attached hereto as Exhibits 99.1 and 99.2 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Press release dated May 26, 2016
99.2	Press release dated May 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press release dated May 26, 2016
99.2	Press release dated May 27, 2016